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          SECURITIES AND EXCHANGE COMMISSION
                WASHINGTON, D.C.  20549

                ______________________

                       FORM 8-K

                    CURRENT REPORT

          Pursuant to Section 13 or 15(d) of
          the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): June 1, 1999


                     PVF CAPITAL CORP.
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    (Exact name of registrant as specified in its charter)


        Ohio                    0-24948           34-1659805
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(State or other jurisdiction   (Commission    (I.R.S. employer
of incorporation)              file number)  identification no.)



25350 Rockside Road, Bedford Heights, Ohio              44146
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(Address of principal executive offices)              (Zip code)


     Registrant's telephone number, including area code:
                         (440) 439-2200


                            Not Applicable
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(Former name or former address, if changed since last report)

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ITEM 5.   OTHER EVENTS
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     On June 1, 1999, the Board of Directors of the Registrant
announced that it was commencing a stock repurchase program to acquire up to 199,540 shares of its common stock, representing approximately 5% of the outstanding common stock. The Board of Directors of the Registrant also announced that it has established a policy for the payment of quarterly cash dividends. The first dividend, payable July 12, 1999 to stockholders of record at the close of business on June 30, 1999, will be in the amount of $.08 per share.

     Further information regarding the stock repurchase and the quarterly cash dividend is set forth in a press release dated
June 1, 1999, attached as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
          AND EXHIBITS
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     Exhibit 99.1   Press Release dated June 1, 1999




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                      SIGNATURES



     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         PVF CAPITAL CORP.



Date:     June 2, 1999        By:  /s/ C. Keith Swaney
                                   ---------------------------
                                   C. Keith Swaney
                                   Vice President and Treasurer


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